UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 1, 2017

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas		72212
(Address of principal executive offices)		(Zip Code)
	(501) 748-7000
(Registrants’ telephone number, including area code)

	N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Windstream Holdings, Inc. (“Windstream Holdings”) and Windstream Services, LLC (“Windstream Services”) have historically maintained agreements with their officers that provide severance benefits under certain circumstances (including in connection with a change in control) to attract and retain key members of management and to provide a total compensation package that is competitive with the compensation arrangements of other market participants.

All existing change-in-control agreements with management are scheduled to expire, in accordance with their terms, on January 1, 2018. As a result:

•
Effective September 1, 2017, Windstream Holdings and Anthony W. Thomas, President and Chief Executive Officer of Windstream Holdings, entered into an amended and restated employment agreement (the “Restated Employment Agreement”). The terms of Mr. Thomas’ employment as set forth in the Restated Employment Agreement are unchanged. To eliminate the need for two separate agreements, the Restated Employment Agreement incorporates the terms of Mr. Thomas’ change-in-control severance benefits (which have historically been maintained in a separate agreement). Accordingly, the Restated Employment Agreement replaces and supersedes the Employment Agreement dated December 11, 2014, as amended February 9, 2016 (the “Previous Employment Agreement”), and the Change-in-Control Agreement dated January 1, 2013, in each case by and between Mr. Thomas and Windstream Holdings.

•
Additionally, on September 1, 2017, Windstream Services (i) entered into revised Change‑in‑Control and Severance Agreements with its executive officers and certain senior members of management (other than Mr. Thomas), including Robert E. Gunderman and John P. Fletcher, and (ii) adopted the Windstream Executive Severance Plan designed to provide severance benefits to certain other members of management (including John Eichler) under certain circumstances.

Restated Employment Agreement - Chief Executive Officer

Consistent with the terms of the Previous Employment Agreement, the Restated Employment Agreement provides that Mr. Thomas will be employed as Chief Executive Officer and President of Windstream Holdings and serve on its Board of Directors through December 31, 2019, subject to annual renewals thereafter (the “Employment Period”). During the Employment Period, Mr. Thomas’ annual base salary will not be less than $1,000,000 and his target annual bonus opportunity will not be less than 188% of his base salary. Additionally, Mr. Thomas will be eligible to participate in all equity incentive, employee benefits and perquisite plans, programs and arrangements that are no less favorable to Mr. Thomas than the plans, programs and arrangements provided to other senior executives of Windstream Holdings.

If, during the Employment Period, Mr. Thomas’ employment is terminated, other than for Cause, Disability or death, or Mr. Thomas terminates his employment with Windstream Holdings for Good Reason, other than during the two-year period following a Change in Control, then Windstream Holdings will pay to Mr. Thomas, in a lump sum, the following amounts: (i) his annual base salary through the date of termination and any other vested benefits, in each case to the extent not previously paid, and (ii) three times his annual base salary.

If, during the Employment Period, (i) Windstream Holdings terminates Mr. Thomas’ employment without Cause, or an event constituting Good Reason occurs, following the public announcement of a definitive agreement that, when consummated, would constitute a Change in Control and such Change in Control is consummated or (ii) Mr. Thomas’ employment is terminated other than for Cause, Disability or death, or Mr. Thomas terminates his employment with Windstream Holdings for Good Reason, during the two-year period following a Change in Control, then Windstream Holdings will pay to Mr. Thomas the following amounts:

(i)	his annual base salary through the date of termination and any other vested benefits, in each case to the extent not previously paid;

(ii)	a pro-rated amount of his target annual incentive compensation for the year of termination;

(iii)	three times the sum of his base salary and target annual incentive compensation (in each case, as in effect immediately prior to the Change in Control or, if higher, on the date of termination);

(iv)	a cash equivalent for three years of health care premiums; and

(v)	outplacement services with a value of no more than $50,000.

If Mr. Thomas’ employment terminates for any other reason, then the Restated Employment Agreement will terminate without further obligation or payment of severance benefits to Mr. Thomas, except that Windstream Holdings will have the obligation to pay his annual base salary through the date of termination and any other vested benefits.

Upon termination of employment, Mr. Thomas is prohibited from soliciting employees or customers of or competing against Windstream Holdings and its affiliates for (i) two years following a termination due to a Change in Control or (ii) one year following any other termination and is subject to confidentiality and non-disparagement restrictions. Moreover, Mr. Thomas is required to sign a waiver and release of all claims against Windstream Holdings and its affiliates prior to receiving severance benefits under the Restated Employment Agreement.

The foregoing description of the Restated Employment Agreement is a summary, does not purport to be complete and is qualified in its entirety by the complete text of the Restated Employment Agreement itself, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference. Capitalized terms used but not defined under the heading “Restated Employment Agreement - Chief Executive Officer” shall have the meanings ascribed to such terms in the Restated Employment Agreement attached hereto as Exhibit 10.1.

Change-in-Control and Severance Agreements

On September 1, 2017, Windstream Services, by and under the direction of the Compensation Committee of the Board of Directors of Windstream Holdings, approved an updated form of Change‑in‑Control and Severance Agreement (the “Severance Agreement”) to replace and supersede its executive officers’ current change-in-control agreements, which are scheduled to expire, in accordance with their terms, on January 1, 2018, and to standardize the terms of each non-CEO executive officer’s severance benefits. The terms of the updated form of Severance Agreement are generally the same as the prior form of change-in-control agreement that was adopted in January 2013. Windstream Services has entered into the updated Severance Agreement with each of its non-CEO executive officers, including Robert E. Gunderman and John P. Fletcher, and certain other officers of Windstream Services.

The Severance Agreement provides that each officer will be entitled to certain severance benefits if, during the term of the Severance Agreement and other than during the two-year period following a Change in Control, Windstream Services terminates the officer’s employment other than for Cause, Disability or death, or the officer terminates his or her employment with Windstream Services for Good Reason. Specifically, each officer would be entitled to receive the following amounts:

(i)
the officer’s base salary through the date of termination, reimbursable business expenses in accordance with company policies, any accrued, unused vacation pay, and any other vested benefits, in each case to the extent not previously paid;

(ii)	for terminations that occur after April 1 of the fiscal year, a pro-rated amount of the officer’s short-term incentive payment for the year of termination based on actual company performance;

(iii)
the amount of any incentive compensation that has been allocated or awarded to him or her for a completed fiscal year or other completed measuring period preceding the date of termination to the extent not previously paid;

(iv)	an amount equal to the sum of the officer’s base salary and target annual incentive compensation in effect on the date of termination;

(v)	a cash equivalent payment for health care premiums for a specified period (12 months for Messrs. Gunderman and Fletcher);

(vi)	outplacement services with a value of no more than $25,000; and

(vii)	subject to the officer’s compliance with the non-compete and other restrictive covenants in the Severance

Agreement, the officer’s time-based restricted equity awards that would have vested during the one year period following the date of termination will vest on the one year anniversary of the date of termination.

The Severance Agreement also provides that if (i) Windstream Services terminates the officer’s employment without Cause, or an event constituting Good Reason occurs, following the public announcement of a definitive agreement that, when consummated, would constitute a Change in Control and such Change in Control is consummated or (ii) during the two-year period following a Change in Control, Windstream Services terminates the officer’s employment other than for Cause, Disability or death, or the officer terminates his or her employment with Windstream Services for Good Reason, then he or she would be entitled to receive the following amounts:

(i)
the officer’s base salary through the date of termination, reimbursable business expenses in accordance with company policies, any accrued, unused vacation pay, and any other vested benefits, in each case to the extent not previously paid;

(ii)	a pro-rated amount of the officer’s target annual incentive compensation in effect immediately prior to the Change in Control or, if higher, on the date of termination;

(iii)
the amount of any incentive compensation that has been allocated or awarded to the officer for a completed fiscal year or other completed measuring period preceding the date of termination to the extent not previously paid;

(iv)
an amount equal to a multiple (3 times for Mr. Fletcher and 2 times for Mr. Gunderman) of the sum of the officer’s base salary and target annual incentive compensation (in each case, as in effect immediately prior to the Change in Control or if higher, on the date of termination);

(v)	a cash equivalent payment for health care premiums for a specified period (24 months for Mr. Fletcher and 18 months for Mr. Gunderman); and

(vi)	outplacement services with a value of no more than $25,000.

The Severance Agreement also provides that if an officer terminates his or her employment without Good Reason at any time during the term of the agreement, then the officer would be entitled to receive his or her base salary through the date of termination, reimbursable business expenses in accordance with company policies, any accrued, unused vacation pay, and, subject to the officer’s compliance with the non-compete and other restrictive covenants in the Severance Agreement, the officer’s time-based restricted equity awards that would have vested during the one year period following the date of termination will vest on the one year anniversary of the date of termination.

Upon termination of employment, the officer is prohibited from soliciting employees or customers of or competing against Windstream Services and its affiliates for (i) a certain period of time (24 months for Mr. Fletcher and 18 months for Mr. Gunderman) following a termination due to a Change in Control if the officer receives severance benefits under the Severance Agreement or (ii) one year following any other termination (whether voluntary or involuntary) and is subject to confidentiality restrictions. Moreover, following termination of employment, the officer will be required to sign a release of claims against Windstream Services and its affiliates prior to receiving severance benefits under the Severance Agreement.

The foregoing description of the Severance Agreement is a summary, does not purport to be complete and is qualified in its entirety by the complete text of the Severance Agreement itself, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference. Capitalized terms used but not defined under the heading “Change-in-Control and Severance Agreements” shall have the meanings ascribed to such terms in the Severance Agreement attached hereto as Exhibit 10.2.

Windstream Executive Severance Plan

In addition, Windstream Services, by and under the direction of the Compensation Committee of the Board of Directors of Windstream Holdings, has approved the Windstream Executive Severance Plan (the “Executive Severance Plan”) to provide severance benefits to other members of management, including John Eichler, under certain circumstances. As with the updated form of Severance Agreement, the purpose of the Executive Severance Plan is to encourage continued employment of its participants and provide a total compensation package that is competitive with the compensation arrangements of other market participants.

The Executive Severance Plan provides that each plan participant will be entitled to certain severance benefits if, other than during the two-year period following a Change in Control, Windstream Services terminates the participant’s employment other than for Cause, Disability or death, but specifically excluding a termination by the participant for any reason or no reason. Specifically, each participant would be entitled to receive the following amounts:

(i)
the participant’s base salary through the date of termination, reimbursable business expenses in accordance with company policies, any accrued, unused vacation pay, and any other vested benefits, in each case to the extent not previously paid;

(ii)
the amount of any incentive compensation that has been allocated or awarded to him or her for a completed fiscal year or other completed measuring period preceding the date of termination to the extent not previously paid;

(iii)	an amount equal to the sum of the participant’s base salary and target annual incentive compensation in effect on the date of termination;

(iv)	a cash equivalent payment for health care premiums for 12 months; and

(v)	outplacement services with a value of no more than $25,000.

The Executive Severance Plan also provides that if (i) Windstream Services terminates the participant’s employment without Cause, or an event constituting Good Reason occurs, following the public announcement of a definitive agreement that, when consummated, would constitute a Change in Control and such Change in Control is consummated or (ii) during the two-year period following a Change in Control, Windstream Services terminates the participant’s employment other than for Cause, Disability or death, or the participant terminates his or her employment with Windstream Services for Good Reason, then the participant would be entitled to receive the following amounts:

(i)
the participant’s base salary through the date of termination, reimbursable business expenses in accordance with company policies, any accrued, unused vacation pay, and any other vested benefits, in each case to the extent not previously paid;

(ii)	a pro-rated amount of the participant’s target annual incentive compensation in effect immediately prior to the Change in Control or, if higher, on the date of termination;

(iii)
the amount of any incentive compensation that has been allocated or awarded to him or her for a completed fiscal year or other completed measuring period preceding the date of termination to the extent not previously paid;

(iv)
an amount equal to a multiple (1 time for Mr. Eichler) of the sum of the participant’s base salary and target annual incentive compensation (in each case, as in effect immediately prior to the Change of Control or if higher, on the date of termination);

(v)	a cash equivalent payment for health care premiums for a specified period (12 months for Mr. Eichler); and

(vi)	outplacement services with a value of no more than $25,000.

Any person who ceases to be employed by Windstream Services or an affiliate for any reason shall cease to be a participant in the Executive Severance Plan, unless such person is then entitled to a severance benefit thereunder in which case the person will remain a participant until the amounts and benefits payable under the Executive Severance Plan have been paid in full.

Upon termination of employment, the participant is prohibited from soliciting employees or customers of, or, to the extent severance benefits are paid, competing against, Windstream Services and its affiliates for (i) a certain period of time (12 months for Mr. Eichler) following a termination due to a Change in Control if the participant receives severance benefits under the Executive Severance Plan or (ii) twelve months following any other termination (whether voluntary or involuntary) and is subject to confidentiality restrictions. Moreover, following termination of employment, the participant will be required to sign a release of claims against Windstream Services and its affiliates prior to receiving severance benefits under the Executive

Severance Plan.

The foregoing description of the Executive Severance Plan is a summary, does not purport to be complete and is qualified in its entirety by the complete text of the Executive Severance Plan itself, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference. Capitalized terms used but not defined under the heading “Windstream Executive Severance Plan” shall have the meanings ascribed to such terms in the Executive Severance Plan attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Employment Agreement, dated September 1, 2017, by and between Anthony W. Thomas and Windstream Holdings, Inc.
10.2	Form Change-in-Control and Severance Agreement
10.3	Windstream Executive Severance Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and Corporate Secretary	Title:	Senior Vice President, General Counsel and Corporate Secretary

Dated: September 1, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated September 1, 2017, by and between Anthony W. Thomas and Windstream Holdings, Inc.
10.2	Form Change-in-Control and Severance Agreement
10.3	Windstream Executive Severance Plan